STRATEGIC PARTNERS MUTUAL FUNDS, INC.
Strategic Partners High Yield Bond Fund

Supplement dated September 22, 2005
to
Prospectus and Statement of Additional Information
dated August 5, 2005
________________________________________________________________________

The Board of Directors (the Board) of the Strategic Partners High Yield
Bond Fund (the Fund), a series of the Strategic Partners Mutual Funds, Inc., recently approved a change in one of the Fund's benchmarks. Specifically, the Board approved the use of the Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index in place of the Lehman Brothers U.S. Corporate High Yield Index as one of the Fund's benchmarks.

To reflect the change in Fund benchmarks, the table of average annual total returns appearing in the section of the Prospectus titled "Past Performance" is hereby amended by including information pertaining to the Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index as set forth below:


Index					One Year    Five Years	  Since
								  Inception

Lehman Brothers U.S. Corporate
High Yield 2% Issuer Capped Index	5.64%	    7.80%	  5.82%

To reflect the change in Fund benchmarks, the section in the statement of additional information (SAI) titled "Additional Performance Information - All Other Funds - Comparative Information" is hereby amended by including information pertaining to the Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index as follows:

The Lehman Brothers U. S. Corporate High Yield 2% Issuer Capped Index covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Issuers are capped at 2% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and have a median rating from Moody's, S&P and Fitch of speculative grade.

To reflect the change in Fund benchmarks, the following replaces the description of the benchmark with respect to the Fund on page B-203 of the SAI:

The benchmark for measuring performance of this Fund is the Lehman Brothers
U. S. Corporate High Yield 2% Issuer Capped Index.



MFSP601C2